--------------------------------------


                                     OMNIBUS
                                 AMENDMENT NO. 1

                  Dated as of the date set forth on Schedule A

                                       to

                        POOLING AND SERVICING AGREEMENTS

                  Dated as of the date set forth on Schedule A

                                      among

                                  CWMBS, INC.,

                                  as Depositor

                          COUNTRYWIDE HOME LOANS, INC.,

                                    as Seller

                                PARK GRANADA LLC,

                                    as Seller

                                PARK MONACO INC.,

                                    as Seller

                                PARK SIENNA LLC,

                                    as Seller

                      COUNTRYWIDE HOME LOANS SERVICING LP,

                               as Master Servicer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

          RELATING TO THE TRUSTS AND MORTGAGE PASS-THROUGH CERTIFICATES
                            INDICATED ON SCHEDULE A

                     --------------------------------------

      THIS OMNIBUS AMENDMENT NO. 1, dated as of the date set forth on Schedule A as it relates (the "Amendment") to each Pooling and Servicing Agreement (as defined below), is among CWMBS, INC., as Depositor (the "Depositor"), COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer (the "Master Servicer"), COUNTRYWIDE HOME LOANS, INC., PARK GRANADA LLC, PARK MONACO INC. and PARK SIENNA LLC, collectively, as Sellers (the "Sellers"), and THE BANK OF NEW YORK, as Trustee (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

      WHEREAS, the Depositor, the Sellers, the Master Servicer, and Trustee entered into the Pooling and Servicing Agreements, dated as of the date set forth on Schedule A and identified on Schedule A (collectively, the "Pooling and Servicing Agreements" and each, a "Pooling and Servicing Agreement"), providing for the issuance of the Certificates listed on Schedule A (collectively, the "Certificates");

      WHEREAS, the Depositor, the Sellers, the Master Servicer and the Trustee desire to amend Article XI of each Pooling and Servicing Agreement to specify the timeframe in which any reconciliation of accounts related to the Trust Fund or the Mortgage Loans (each as defined in the related Pooling and Servicing Agreement) will be performed;

      WHEREAS, with certain limitations not applicable here, Section 10.01 of each Pooling and Servicing Agreement provides that it may be amended by the Depositor, the Master Servicer, the Sellers and the Trustee without the consent of any of the Certificateholders to add to the duties of the Depositor, the Sellers or the Master Servicer; and

      WHEREAS, the Depositor has delivered an Opinion of Counsel to the Trustee in accordance with the provisions of each Pooling and Servicing Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined terms.
                 -------------

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the related Pooling and Servicing Agreement.

`      SECTION 2. Amendment.
                  ---------

      As of the date of each Pooling and Servicing Agreement, the following changes are made to the Pooling and Servicing Agreement:

      (a)   Article XI is hereby amended to add the following Section 11.10:

            Section 11.10. Reconciliation of Accounts. Any reconciliation of any account established pursuant to this Agreement performed by the Master Servicer (or any Subservicer or Subcontractor on behalf of the Master Servicer) shall be prepared no later than 45 calendar days after the bank statement cutoff date.

      SECTION 3. Effect of Amendment.
                 -------------------

      Upon execution of this Amendment, each Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Seller, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be, and be deemed to be, part of the terms and conditions of each Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, each Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Binding Effect.
                 --------------

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 5. Governing Law.
                 -------------

      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 6. Severability of Provisions.
                 --------------------------

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 7. Section Headings.
                 ----------------

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Counterparts.
                 ------------

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                         CWMBS, INC.,
                                           as Depositor

                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: Vice President


                                         THE BANK OF NEW YORK,
                                           as Trustee


                                         By    /s/ Maria Tokarz
                                            ----------------------------------
                                           Name:  Maria Tokarz
                                           Title: Assistant Vice President


                                         COUNTRYWIDE HOME LOANS, INC.,
                                           as a Seller


                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: First Vice President


                                         PARK GRANADA LLC,
                                           as a Seller

                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: Vice President

                                         PARK MONACO INC.
                                          as a Seller

                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: Vice President


                                         PARK SIENNA LLC,
                                          as a Seller

                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: Vice President


                                         COUNTRYWIDE HOME LOANS SERVICING LP,
                                           as Master Servicer

                                         By: COUNTRYWIDE GP, INC.


                                         By  /s/ Kushal Bhakta
                                            ----------------------------------
                                           Name:  Kushal Bhakta
                                           Title: Vice President

                                                     Schedule A

                              List of Pooling and Servicing Agreements Amended Hereby

-------------------------------------------------------------------------------------------------------------------
      Trust Fund              Certificates         Date of Pooling and        Closing Date      Date of Amendment
                                                   Servicing Agreement
-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       January 1, 2006        January 30, 2006     January 1, 2006
  Pass-Through Trust      Certificates Series
        2006-1                   2006-1

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       January 1, 2006        January 31, 2006     January 1, 2006
  Pass-Through Trust      Certificates Series
        2006-3                   2006-3

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       January 1, 2006        January 30, 2006     January 1, 2006
  Pass-Through Trust      Certificates Series
        2006-J1                 2006-J1

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       January 1, 2006        January 31, 2006     January 1, 2006
  Pass-Through Trust      Certificates Series
       2006-HYB1               2006-HYB1

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
       2006-OA1                 2006-OA1

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
       2006-OA4                 2006-OA4

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
       2006-OA5                 2006-OA5

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 27, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
        2006-6                   2006-6

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
        2006-7                   2006-7
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
       2006-HYB2               2006-HYB2

-------------------------------------------------------------------------------------------------------------------
     CHL Mortgage        Mortgage Pass-Through       February 1, 2006       February 28, 2006    February 1, 2006
  Pass-Through Trust      Certificates Series
        2006-J2                 2006-J2

-------------------------------------------------------------------------------------------------------------------